UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer
Identification No.)

4900 West 78th Street

Bloomington, Minnesota 55545

(Address of Principal Executive Offices)  (Zip Code)

(952) 820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 8, 2005, August Technology Corporation (“August Technology”), Rudolph Technologies, Inc. (“Rudolph”) and NS Merger Sub, Inc., a wholly-owned subsidiary of Rudolph (“Merger Sub”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”).  The Amendment amends the Agreement and Plan of Merger dated June 27, 2005 among August Technology, Rudolph and Merger Sub.  The Amendment provides that, following the merger of August Technology with Rudolph as contemplated by the Merger Agreement, Rudolph’s Board will be reduced to ten instead of twelve members, with seven members selected by Rudolph and three by August Technology.  All other terms of the Merger Agreement remain unchanged.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Shell company transactions:  None

(d)                                 Exhibits:

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger dated December 8, 2005 by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation.

Exhibit 99.1	Press release dated December 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2005

AUGUST TECHNOLOGY CORPORATION

	By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 8, 2005	000-30637

EXHIBIT NO.	ITEM

2.1	Amendment No. 1 to Agreement and Plan of Merger dated December 8, 2005 by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation.

99.1	Press release dated December 9, 2005.